EXHIBIT 32.2

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Annual Report of Health Systems Solutions, Inc. (the "Company") on Form 10-KSB for the fiscal year ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Susan Baxter Gibson, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:   /s/ Susan Baxter Gibson
      -------------------------
      Susan Baxter Gibson
      Principal Financial Officer
      March 28, 2005